SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 March 12, 2004

                       FIRST KANSAS FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




       Kansas                          0-24037               48-1198888
----------------------------        --------------        ----------------------
(State or other jurisdiction        (SEC File No.)        (IRS Employer
of incorporation)                                         Identification Number)




600 Main Street, Osawatomie, Kansas                             66064
-------------------------------------                         ----------
(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code:          (913) 755-3033
                                                             --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
-------  ------------

         On March 11, 2004, the stockholders of First Kansas Financial Corporation approved the Agreement and Plan of Merger with Landmark Bancorp, Inc. For further information please refer to the Press Release attached as
Exhibit 99 to this Report.

Item 7.  Exhibits
-------  --------

(c)      Exhibits

         Exhibit 99 -- Press Release, dated March 12, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              FIRST KANSAS FINANCIAL CORPORATION





Date: March 15, 2004                          By: /s/Larry V. Bailey
                                                  ------------------------------
                                                  Larry V. Bailey
                                                  President